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                                                                    EXHIBIT 10.4

                                 USGA AGREEMENT
                                 --------------


1.   Identification and Parties.
     --------------------------

     This USGA Agreement ("Agreement") is made and entered into this 8th day of September, 1997 by and between PUMPKIN RIDGE JOINT VENTURE, an Oregon partnership ("Landlord") and AMERICAN GOLF CORPORATION, a California corporation ("Tenant").


2.   Recitals.
     --------

     2.1. Landlord is the owner of a certain thirty-six hole golf course facility ("Facility") located in Cornelius, Oregon which Landlord leases to Tenant pursuant to a lease ("Lease"). Concurrently with execution of the Lease, certain partners of Landlord and Tenant entered into a Shortfall Agreement ("Shortfall Agreement").

     2.2. The parties desire to undertake activities which may lead to the selection of the Facility by the United States Golf Association ("USGA") as a site for a future U.S. Open and/or for other USGA events. The parties believe that selection of the Facility for such purposes will be beneficial to the Facility.

     2.3. It is the desires of the parties to reflect their agreement relative to the use of the Facility for USGA events and to allocate (i) their respective responsibilities, (ii) the associated costs, and (iii) distribution of proceeds.


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     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree the follows:


3.   General Responsibilities of the Parties.
     ---------------------------------------

     3.1. Landlord will designate three (3) representatives, who, together with two representatives of Tenant, will take responsibility for negotiations and discussions with USGA relative to the matters described in Section 2.2. Landlord's initial representatives will be Marvin French, Gaylord Davis, and Paul Major. Tenant's initial representatives will be Steve Harker and the General Manager of the Facility. Either party may change any of its representatives by written notice to the other.

     3.2. Landlord and Tenant agree to make the Facility available for any USGA event ("USGA Agreement") upon reasonable advance notice. The specific terms of any agreement regarding such use must be in writing and will require the prior consent of both Landlord and Tenant. In considering such matters, each party agrees to act promptly and reasonably.


4.   USGA Related Costs
     ------------------

     4.1. Definition. As used herein, the term "USGA Related Costs" shall
          ----------
include each of the following:


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          4.1. (a) All out-of-pocket costs reasonably incurred by the parties in connection with the activities described in Section 2.2.

          4.1. (b) Any out-of-pocket costs reasonably incurred by Landlord or Tenant pursuant to a USGA Agreement, or otherwise in preparation for any USGA event to which the parties have committed pursuant to a USGA Agreement, to the extent that such costs would not have otherwise been incurred (e.g., costs related to a change in golf course design, layout, or maintenance mandated by
USGA).

          4.1. (c) Any reduction in Net Cash Flow (as defined in the Shortfall Agreement) experienced by Tenant by reason of holding any USGA event (including, without limitation, any non-revenue producing event). Any such reduction in Net Cash Flow will be calculated in a fair and reasonable manner. If any reduction in Net Cash Flow results from the Facility being fully or partially closed or operations curtailed on a temporary basis, then the reduction in Net Cash Flow shall be calculated based on the Net Cash Flow realized during the same calendar months in the immediately preceding three years with an appropriate adjustment for any weather conditions.

     4.2. Responsibility for USGA Related Costs.  Tenant will pay all USGA
          -------------------------------------
related Costs up to an aggregate maximum of $150,000 ("Base Costs"). If either party desires to incur USGA related Costs in excess of Base Costs ("Excess Costs"), it may do so upon


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written notice to the other party which notice shall be accompanied by a detailed summary of all such Excess Costs.

5.   Allocation of USGA Related Revenue.
     ----------------------------------

     5.1. Definition. As used herein, the term "USGA Related Revenue" means
          ----------
all revenue derived directly from operation of the Facility during an event held at the Facility pursuant to a USGA Agreement. USGA Related Revenue will include all revenues that would not have been realized had there been no USGA Agreement.

     5.2. Allocation.  USGA Related Revenues will be allocated between the
          ----------
parties in the following order of priority:

          5.2.(a) First, to the parties pro rata in proportion to their respective contributions of USGA related Costs, an amount sufficient to repay such contributions in full.

          5.2.(b) Second, the balance seventy percent (70%) to Landlord and thirty percent (30%) to Tenant.


6.   Obligation to Keep Separate Books.
     ---------------------------------

     Tenant shall at all times keep accurate books of account and records related to USGA Related Costs and USGA Related Revenues. Such books and records shall be maintained separate and apart from any other books or records concerning the operation of the Facility. All USGA Related Costs and USGA Related Revenues will be accounted for and disbursed pursuant to this Agreement and not the Lease. Tenant will maintain books and records related to the normal operation of the Facility pursuant to the Lease as if this


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Agreement did not exist and as if there were no possibility of USGA events at the Facility.


7.   Miscellaneous.
     -------------

     7.1. Cooperation. The parties agree to take all reasonable steps consistent
          -----------
with the limitations set forth herein, to secure selection of the Facility as a U.S. Open site. Without limiting the generality of the foregoing, if the U.S. Open is awarded to the Facility, the parties will take all reasonable actions necessary to comply with USGA requirements.

     7.2. Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, oral or written, express or implied, and all understandings, negotiations or discussions of the parties, whether oral or written, and there are no warranties, representations or agreements between the parties in connection with the subject matter hereof except as are set forth herein.

     7.3. Unenforceability.  If any provision of this Agreement is held to be
          ----------------
invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the remainder of such provision or any other provisions hereof.

     7.4. Amendment, Modifications.  This Agreement may not be altered, amended,
          ------------------------
changed, waived, terminated or modified in any respect or particular unless the same shall be in writing and signed by or on behalf of the parties hereto.



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     7.5. Successors.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the parties hereto and to their respective successors and assigns.

     7.6. Governing Law  This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of Oregon.

     7.7. Headings.  All article and paragraph titles or captions are for
          --------
convenience only and shall not be deemed a part of this Agreement .

     7.8. Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but which when taken together shall constitute one and the same instrument .

     7.9. Notices.  Any notice, demand or document which either party is
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required or may desire to give, deliver or make to the other party shall be in writing, and may be personally delivered or given or made by United States registered or certified mail, return receipt requested, by overnight delivery service (e.g., Federal Express), or by telecopied transmission addressed as follows:

          To Landlord:        National Golf Properties
                              2951 28th Street
                              Suite 3001
                              Santa Monica, California 90405
                              Attn:  Scott S. Thompson, Esq.
                              Telecopy:  (310) 664-6170

          With a copy to:     Pacific Estates, Ltd.
                              c/o Margaret B. Kushner, Esq.
                              Stoel Rives LLP
                              900 S.W. Fifth Avenue, Suite 2300
                              Portland, Oregon 97204
                              Telecopy:  (503) 220-2480

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          With a copy to:     Pumpkin Ridge Golf Course
                              12930 Old Pumpkin Ridge Road
                              Cornelius, Oregon 97113-6147
                              Attn:  Marvin A. French
                              Telecopy:  (503) 647-2002

          To Tenant:          American Golf Corporation
                              2951 28th Street
                              Suite 3000
                              Santa Monica, California  90405
                              Attn:  Legal Department
                              Telecopy:  (310) 664-6165

          With a copy to:     Greenberg Glusker Fields
                                Claman & Machtinger LLP
                              1900 Avenue of the Stars
                              Suite 2100
                              Los Angeles, California  90067
                              Attn:  William A. Halama, Esq.
                              Telecopy:  (310) 553-0687

Either party may designate a different address for itself by notice similarly given. Any notice, demand or document shall be deemed to have been given upon actual delivery.



                                   "Landlord"

                            PUMPKIN RIDGE JOINT VENTURE,
                            an Oregon partnership

                            By:  NATIONAL GOLF OPERATING
                                 PARTNERSHIP, L.P., a
                                 Delaware limited partnership

                                 BY:  NATIONAL GOLF PROPERTIES,
                                      INC., a Maryland
                                      corporation

                                      By:  /s/  Paul Major
                                          --------------------
                                      Print Name:  Paul Major
                                      Title:  Senior Vice President


                            [Signatures Continued]


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                                 By:  PUMPKIN RIDGE PARTNERS, an
                                      Oregon partnership

                                      By:  OREGON CENTRAL
                                           CORPORATION, a Delaware
                                           corporation

                                           By:  /s/ Kumiko Hatori
                                               -------------------
                                           Print Name:  Kumiko Hatori
                                           Title:  Vice President

                                      By:  PACIFIC ESTATES, LTD., an
                                           Oregon corporation

                                           By:  /s/ Gaylord Davis
                                               -------------------
                                           Print Name:  Gaylord Davis
                                           Title:  President


                                 "Tenant"

                            AMERICAN GOLF CORPORATION,
                            a California corporation


                            By:  /s/ Theodore F. Kahan
                            Print Name:  Theodore F. Kahan
                            Title:  Vice President/General Counsel


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